UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2007

Patriot Scientific Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22182	84-1070278
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

o	Written communication pursuant to Rule 4254 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (127 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 26, 2007, Patriot Scientific Corporation (the “Company”) issued a press release announcing the intent of its Chairman and Chief Executive Officer, David H. Pohl, to retire from the position of chief executive officer as soon as a new chief executive officer is appointed. Mr. Pohl will continue to serve as chairman of the board of directors. Carlton M. Johnson Jr., Chairman of the Executive Committee of the Company’s Board of Directors, is leading the search for a new chief executive officer candidate. The press release is included as Exhibit 99.1 to this filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release announcing Mr. Pohl’s intent to retire as CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: April 30, 2007	By:	/s/ Thomas J. Sweeney

Thomas J. Sweeney Chief Financial Officer